EXHIBIT 10.11

STOCK PURCHASE AGREEMENT
DATED MAY 9, 2006 BETWEEN
PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC.
AND TIGER TEAM TECHNOLOGIES, INC. ET AL.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is made as of this day of May 9, 2006 (this "Agreement") by and between Tiger Team Technologies. Inc., a Nevada Corporation ("TTMT"), Paul Hogan ("Hogan"), The Nutmeg Group LLC, a U.S. Virgin Islands company ("Nutmeg"), David Samuel, LLC, a Minnesota company ("David Samuel"), Financial Alchemy, a Texas company ("Alchemy"), Philly Financial, LLC, a Pennsylvania company ("PhiIly"), and the Shareholders of Physicians Healthcare Management Group, Inc. (individually, "PhyHealth", collectively with Nutmeg, Alchemy, David Samuel, and Philly, the "Buyers").

     WITNESSETH:

WHEREAS, Hogan is the record and beneficial owner of certain issued and outstanding shares of TTMT common stock; and

WHEREAS, Philly, Nutmeg, and Alchemy have loaned money to Hogan and TTMT, which  loans they desire to forgive in exchange for certain shares of TTMT common stock;

WHEREAS, TTMT desires to acquire Phyhealth as a wholly-owned subsidiary;

WHEREAS. TTMT desires to issue and Buyers desire to purchase for the consideration hereinafter set forth certain issued and outstanding stock of the Company (the "Shares"); and

WHEREAS, the Parties desire to set forth in this Agreement all the terms, conditions and covenants upon which these transactions are to be consummated.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations, warranties and covenants herein contained, the Patties agree as follows:

l.	CONSIDERATION:

(a)	PhyHealth shall convey to TTMT all the issued and outstanding stock of PhyHealth.

(b)	TTMT shall convey to PhyHealth 150,000,000 shares of TTMT restricted preferred convertible stock under the terms set forth in Article 4 below and 72,100,000 shares of TTMT common stock.

(c)	Hogan shall convey to TTMT 69,000,000 shares of TTMT common stock.

(d)	TTMT shall convey to Hogan a 92% undivided interest in the rights to certain technology as set forth in Article 2 below.

(e)	TTMT shall convey to Hogan 12,000.000 shares of TTMT restricted preferred convertible stock under the terms set forth in Article 4 below.

(f)	David Samuel shall convey to Hogan $47,500.
(g)	TTMT shall convey to David Samuel 22,800,000 shares of TTMT common stock and 1,187,500 warrants under the terms set forth in Article 3 below.
(h)
Philly has previously conveyed to TTMT $20,000 upon which it shall relinquish and forfeit any right to repayment and shall convey to Hogan an additional $27,500.
TTMT shall convey to Philly 22,800,000 shares of TTMT common stock and 1,187,500 warrants under the terms set forth in Article 3 below

(i)	TTMT shall convey to Philly 22,800,000 shares of TTMT common stock and 1,187,500 warrants under the terms set forth in Article 3 below.

(j)	Nutmeg has previously conveyed to TTMT $160,622 (which includes approximately 3% in costs and fees), upon which it shall give up any right to repayment and shall convey to Hogan an additional $75,000.

(k)	TTMT shall convey to Nutmeg 22,800,000 shares of TTMT common stock 50,889.504 warrants under the terms set forth in Article 3 below.

(1)	Alchemy has previously conveyed to TTMT $374,381.44 (which includes approximately 3% in costs and fees), upon which it shall give up any right to repayment.

(m)	TTMT shall convey to Alchemy 9,588,500 shares of TTMT common stock and 47,285,717 warrants under the terms set forth in Article 3 below.

2.
RIGHTS TO TECHNOLOGY: TTMT shall convey to Hogan a 92% undivided interest in the property rights to its T3 technology. Hogan hereby grants to TTMT an irrevocable, nonexclusive, world-wide license for the use of said technology.

3.
WARRANTS: All warrants issued by Tiger Team in accordance with Article 1 above shall be exercisable at $0.50, shall have a cashless exercise right if the underlying shares into which they are convertible are not registered within one year, shall be subject to a blocker agreement preventing the holder thereof from exercising if such exercise would cause the holder to hold more than 10% of TTMT's outstanding shares, and shall be expire on December 31, 2009.

4.
RESTRICTED PREFERRED CONVERTIBLE SHARES: All restricted preferred convertible stock issued in accordance with Article l shall be convertible into common stock a rate of one common share per one preferred share.

5.
CLOSING: The Closing Date shall be 5/10/2006. The Closing Date can be changed by mutual agreement but in no event shall the Closing Date extend beyond 5/20/2006. The Place of Closing shall be the Law Offices of Randall S. Goulding & Associates, 3346 Commercial, Northbrook, IL 60062 or such other place as the parties hereto may otherwise agree or, at the option ofparties may be accomplished through electronic means such as fax or email.

6.
DELIVERY OF TTMT SHARES: On or before the Closing Date, TTMT and HOGAN will have ready for delivery certificates representing all of the Shares of TTMT to be delivered and/or assigns duly endorsed, together with appropriate stock powers, so as to make the Buyers and/or assigns the sole owners thereof, free and clear of all liens, claims, and encumbrances, delivery to be made at such place as to be determined by parties.

7.	REPRESENTATIONS AND WARRANTIES OF TTMT: TTMT represents and warrants to the Buyers as follows:

(a)
TTMT was incorporated in the State of Nevada on December 20, 1996. Its authorized capital consists of 400,000,000 shares of common stock, par value $.001. As of the effective date of this Agreement TTMT has issued and outstanding 150,217,778 common shares.

(b)	The officers of TTMT have the power and the authority to execute this Agreement and to perform the obligations contemplated hereby

(c)
TTMT has no outstanding shares of preferred stock and will have no outstanding options, warrants, rights or other contractual arrangements relating to the ability or requirement issue any additional shares of common or preferred stock except as required under this Agreement.

(d)
TTMT has complied with all federal and state securities and blue-sky laws in all offers, sales and issuances of its securities. The offer, issuance and sale of the shares issued by TTMT under this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) and Regulation D rule 504.

(e)	TTMT is currently approved for trading on the OTC PINK SHEETS under the symbol of TTMT.

(f)
All information supplied by TTMT to Buyers is accurate and reliable information. None of the information supplied contains any untrue statement of a material fact or omits to make any statement of material fact necessary to make the statements therein not misleading.

(g)	The PhyHealth shares are being acquired for investment and without any present view toward distribution thereof to any other persons.

(h)
TTMT will not sell or otherwise dispose of the PhyHealth shares except in compliance with the registration requirements or exemptions provisions under the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(i)
TTMT is knowledgeable and experienced in financial business matters including businesses similar to that of PhyHealth. TTMT has no current intention of selling, transferring or otherwise disposing of the PhyHealth shares to any other person or entity.

8.	REPRESENTATIONS AND WARRANTIES OF HOGAN: Hogan represents and warrants to the TTMT and Buyers as follows:

(a)
The 68,000,000 TTMT shares to be conveyed by Hogan herein constitute duly and validly issued shares of TTMT, are fully paid and non-assessable, and will be legally equivalent in all respects to the common stock issued and outstanding as of the date thereof.

(b)	Hogan has the power and the authority to execute this Agreement and to perform the obligations contemplated hereby.

(c)
Forthwith after the Closing Date or such other date as agreed, Hogan will deliver to PhyHealth the Financial Statements of TTMT as of 12/31/05 and the balance sheet of TTMT as of 12/31/05 (the "Year End Financial Statements") and as of 3/31/06 (unaudited) (the "Interim Financial Statements" and, together with the Year End Financial Statements, the "Financial Statements") and the statement of income (loss), stockholders' equity and changes in financial condition for the periods then ended. All statements shall be done to GAAP standards.

(d)
Prior to the Closing Date, there will not be any material adverse changes in the financial position of TTMT as set forth in the Financial Statements except changes arising in the ordinary course of business.

(e)
TTMT is not, and as of the Closing Date will not be, involved in any pending litigation or governmental investigation or proceeding not reflected in the Financial Statements or otherwise disclosed in writing to PhyHealth, and to the knowledge of Hogan no litigation or governmental investigation or proceeding is threatened against TTMT.

(f)	As of the Closing Date, TTMT will be in good standing as a Nevada corporation.

(g)
The authorized capital stock of TTMT consists of 400,000,000 shares of common stock, par value $.001. TTMT has no shares of preferred stock outstanding. No shares have otherwise been registered under state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of TTMT are validly issued, fully paid and non-assessable and they are not, and as of the Closing Date there will not be outstanding, any obligation by TTMT to issue any additional shares of common stock or preferred stock or any of its securities of any kind, except as set forth in this Agreement.

(h)	All requisite corporate and other authorizations for the execution of the Agreement and performance thereof have been obtained;

(i)	TTMT has complied with all filing requirements for the Securities and. Exchange Commission and all NASD filings and that said filings conform to the requirements of the respective agencies;

(j)	All prior actions of TTMT in connection with filings have conformed to applicable state and federal law.

(k)
All information supplied by TTMT and Hogan to Buyers is accurate and reliable information. None of the information supplied contains any untrue statement of a material fact or omits to make any statement of material fact necessary to make the statements therein not misleading.

(l)
Neither the execution and delivery of the Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of incorporation or Bylaws of TTMT; nor will it will violate, conflict with or result in the breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which TTMT is a party or by which any of its property or assets may be bound; nor will it result in the creation of any lien, charge or encumbrance upon the properties or assets of TTMT, or will violate any judgment, order, injunction, decree or award against or binding upon TTMT or upon its securities, property or business.

(m)
TTMT has complied with all federal and state securities and blue-sky laws in all offers, sales and issuances of its securities. The offer, issuance and sale of the shares issued by TTMT under this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) and Rule 504 of Regulation D propagated under the Securities Act. Further, TTMT has not issued any shares in reliance on Regulation D in the 12 months immediately preceding the Closing Date.

9.	REPRESENTATIONS AND WARRANTIES OF PHYHEALTH

PhyHealth represents and warrants as follows:

(a)	PhyHealth has taken all necessary corporate action to authorize the execution of this Agreement and the transactions contemplated hereunder.

(b)
Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of PhyHealth; will violate, conflict with or result in breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which PhyHealth is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of PhyHealth., or will violate any judgment, order, injunction, decree or award against or binding upon PhyHealth, or upon its securities, property or business.

(c)
All information supplied by PhyHealth to TTMT is accurate and reliable information. None of the information supplied contains any untrue statement of a material fact or omits to make any statement of material fact necessary to make the statements therein not misleading.

(d)
Forthwith after the Closing Date or such other date as agreed, management of PhyHealth will deliver to TTMT the Financial Statements of PhyHealth as of 12/31/05 and the balance sheet of PhyHealth as of 12/31/05 (the "Year End Financial Statements") and as of 3/31/06 (un-audited) (the "Interim Financial Statements" and, together with the Year End Financial Statements, the "Financial Statements") and the statement of income (loss), stockholders' equity and changes in financial condition for the periods then ended. All statements shall be done to GAAP standards (the "Year End Financial Statements" and the "Financial Statements"). All Financial Statements shall include the Balance Sheet, Statement of Cash Flows, income Statement, Statement of Changes in Stockholder's Equity and Footnotes and shall be prepared according to GAAP standards.

(e)
Prior to the Closing Date, there will not be any material adverse changes in the financial position of PhyHealth as set forth in the Financial Statements except changes arising in the ordinary course of business.

PhyHealth is not and as of the Closing Date will not be involved in any pending litigation or governmental investigation or proceeding not reflected in the Financial Statements, not in the ordinary course of business or otherwise disclosed in writing to TTMT, and to the knowledge of Hogan no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against PhyHealth.

(g)
TTMT has no outstanding shares of preferred stock and will have no outstanding options, warrants, rights or other contractual arrangements relating to the ability or requirement to issue any additional shares of common or preferred stock except as required under this Agreement.

(h)
The PhyHealth shares being conveyed herein constitute duly and validly issued shares of PhyHealth, are fully paid and non-assessable, and will be legally equivalent in all respects to the common stock issued and outstanding as of the date thereof.

(i)	As of the Closing Date, PhyHealth will be in good standing as an Illinois corporation.

(j)	The new company will assume TTMT's filing obligations under all relevant Federal Securities Laws and Regulations.

10.           REPRESENTATIONS AND WARRANTIES OF BUYERS: Buyers represent and warrant as follows:

(a)	The TTMT shares are being acquired for investment and without any present view toward distribution thereof to any other persons.

(b)
Buyers will not sell or otherwise dispose of the TTMT shares except in compliance with the registration requirements or exemptions provisions under the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(c)
Buyers are knowledgeable and experienced in financial business matters including businesses similar to that of TTMT. Buyers have no current intention of selling, transferring or otherwise disposing of the TTMT shares to any other person or entity.

11.           PROHIBITED ACTS: TTMT agrees not to do any of the following acts prior to the Closing Date and Hogan agrees that prior to the Closing Date he will not request or permit TTMT to do any of the following acts:

(a)	Declare or pay any dividends or other distributions on its stock or purchase or redeem any of its stock or

(b)	Issue any stock or other securities, including any rights or options to purchase or otherwise acquire any of its stock, and shall not issue any notes or other evidences of indebtedness.

12.           NATURE AND SURVIVAL, OF REPRESENTATIONS: All representations, warranties and covenants made by any party in this Agreement shall survive the closing hereunder for so long as the applicable statute limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

13.           RESIGNATIONS AND APPOINTMENT OF OFFICERS AND DIRECTORS:

Upon the Closing Date, the officers and directors of TTMT shall resign and appoint in their stead:

DIRECTORS:  Richard Goulding and Robert Trinka
PRESIDENT: Robert Trinka

13. ENTIRE AGREEMENT: This Agreement, in conjunction with all necessary documents to carry-out the covenants and promises herein, contains all of the terms, conditions and representations and warranties agreed upon by the parties relating to the subject matter of this Agreement and supersedes all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter, including the Agreement between some of these Parties dated March 24, 2006, which is hereby void.

14. NOTICES: Any notices which any of the parties hereto may desire to serve upon any of the parties hereto shall be in writing and shall be conclusively deemed to have been received by the parties at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested to the following addresses:

If to current management of TTMT or to Hogan:

Paul Hogan
1021 Bandana Blvd. East. # 102
St Paul, MN 55108

If to PhyHealth:

Phyhealth, Inc.
Attn: Robert Trinka
700 S Royal Poinciana Blvd. Suite 506
Miami, FL 31166

If to Philly;

Philly Financial, LLC
Attn: Brandon Goulding
3346 Commercial
Northbrook, IL 60062

If to Alchemy:

Financial Alchemy, LLC
Attn: Ryan Goulding
600 Academy Drive, Suite 130
Northbrook, IL 60062

If to David Samuel:

David Samuel, LLC
Attn: David Goulding
3637 Wilshire Lane
Madison, WI 53714

If to Nutmeg:

The Nutmeg Group, LLC
Attn: Randall Goulding
3346 Commercial
Northbrook, IL 60062

15. SUCCESSORS: This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of parties.

16. CHOICE OF LAW AND JURISDICTION. This Agreement shall be deemed to have been accepted and delivered in the State of Illinois, and this Agreement shall be governed in all respects by the laws of the State of Illinois. The parties irrevocably and unconditionally consent to personal jurisdiction and venue of any state or federal court sitting in, or with jurisdiction over actions arising in, Cook County, Illinois, for purposes of any dispute arising out of or related to this Agreement, and any objections to such jurisdiction and venue are hereby expressly WAIVED by the parties.

17. COUNTERPARTS: This Agreement may be signed in one or more counterparts all of which taken together shall constitute an entire Agreement.

18. MISCELLANEOUS:

(a)
Further Assurance: At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b)	Waiver: Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

(c)	Time: Time is of the essence.

(d)	Severability: If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT as of the date first above written.

TIGER TEAM TECHNOLOGIES, INC., a	PHYSICIANS HEALTHCARE MANAGEMENT
Nevada Corporation	GROUP, INC., an Illinois Corporation

/s/ Paul Hogan	/s/ Robert Trinka
PAUL HOGAN, President	ROBERT TRINKA, President

THE NUTMEG GROUP, LLC, a
U.S. Virgin Islands Company

/s/ Randall Goulding
RANDALL GOULDING, Manager

FINANCIAL ALCHEMY, LLC, a	PHILLY FINANCIAL, LLC, a
Texas company	Pennsylvania Limited Liability Company

By:	/s/ Ryan Goulding	By:	/s/ Brandon Goulding
	RYAN GOULDING, Manager		BRANDON GOULDING, Manager

DAVID SAMUEL, LLC, a
Minnesota company

By:	/s/ David Goulding
DAVID GOULDING, Manager